EXHIBIT 10.2


                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Second Amendment") reference _______, dated and effective as of this [ * ] of [ * ] is by and between ROLLS-ROYCE plc, whose registered office is at 65 Buckingham Gate, London, SW1E 6AT, England, incorporated under the laws of England (Reg. No. 1003142) ("R-R"), and TITANIUM METALS CORPORATION, whose corporate headquarters are located at 1999 Broadway, Suite 4300, Denver, CO 80202, USA, a Delaware corporation ("TIMET"). TIMET and R-R are together referred to as the "Parties."

                                    RECITALS

A. R-R and TIMET have executed an Agreement for Purchase and Sale of Titanium dated as of [ * ] as amended by the First Amendment to Purchase and Sale Agreement dated as of [ * ] (together, the "Master Agreement"). Certain capitalized terms used in this Second Amendment but not defined herein shall have the meanings ascribed to them in the Master Agreement or in the Exhibits and Schedules thereto, all of which together form and constitute the Master Agreement.

B. R-R and TIMET wish to amend the Master Agreement by the terms of this Second Amendment.

C. Upon execution by both Parties of this Second Amendment, the Master Agreement shall be amended by this Second Amendment, and, thereafter, the term "Master Agreement" shall mean that agreement as so amended.

NOW, THEREFORE, the Parties agree that the Master Agreement is amended follows:

                                   AMENDMENTS

1.   PRICING MATTERS

1.1 Section 4.1 of the Master Agreement shall be deleted in its entirety and replaced with the following new Section 4.1:

     "4.1 [ * ] for deliveries of TIMET Titanium Products [ * ] through [ * ] shall be as set forth on Schedule 1 to the Common Terms."

1.2 Section 4.3 of the Master Agreement shall be deleted in its entirety and replaced with the following new Section 4.3:

     "4.3 [ * ] for deliveries of TIMET Titanium Products [ * ] shall be [ * ] based upon the application of the formula set forth in Section 3.2 of the Common Terms. TIMET will provide R-R, no later than [ * ] of each year (commencing [ * ]), with TIMET's calculation of the [ * ] for [ * ]."

1.3 Sections 3.1 and 3.2 of the Common Terms shall be deleted in their entirety and replaced with the following new Sections 3.1 and 3.2:

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     "3.1 Pricing for all TIMET  Titanium  Products sold to Purchaser will be as set forth on Schedule 1 to these Common Terms, a current copy of which is attached hereto, except (a) as otherwise agreed in writing by R-R and TIMET, or (b) as otherwise provided in this Article 3 for TIMET Titanium Products [ * ]. Pricing for TIMET Titanium Products not specifically identified in Schedule 1 will be established by the mutual agreement of R-R and TIMET for all Purchase Agreements (R-R acting as agent for Purchaser in such case). Such pricing will be established by applying the [ * ] used in developing the original
          Schedule 1. Any such additional prices for new or modified TIMET Titanium Products will be evidenced by the execution of an amended and restated Schedule 1 signed by both R-R and TIMET which shall set forth the effective date of such amended and restated Schedule 1 and shall thereupon be substituted for the then-current Schedule 1. Schedule 1 shall be redacted, as appropriate from time to time, to contain only those TIMET Titanium Products being purchased by Purchaser."

     "3.2 For TIMET Titanium Products [ * ], the prices set forth in the then-current Schedule 1 are subject to [ * ], subject to an [ * ] not to exceed [ * ], effective [ * ] of [ * ], based upon the following formula:

               [ * ]

               where:

               [ * ] is the [ * ] for the given [ * ] to be applied for the [ * ](which price shall reflect the [ * ] of any [ * ] as the result of any [ * ], as provided in Section 3.5 of these Common Terms and Article 6 of the Master Agreement).

               [ * ] is the [ * ] for the given [ * ] (i.e., [ * ] in which the [ * ] is being made to be [ * ] for the [ * ].

               [ * ] is equal to [ * ],

               where [ * ] is the  value of the [ * ]and [ * ] is the value of [
               * ].

               [ * ] is equal to [ * ],

               where [ * ] is the value of the [ * ], and [ * ] is the value of [ * ].

               [ * ] is equal to [ * ],

               where [ * ] is the value of the [ * ], and [ * ] is the value of [ * ].

               Each successive calculation shall be [ * ], except that [ * ] shall be [ * ]. All referenced [ * ] values to be used in the above formula shall be [ * ] values as of [ * ] in the [ * ] specified, and the [ * ] for such dates shall be [ * ] not [ * ]."


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2.   MISCELLANEOUS

Section 7 of the  Master  Agreement  shall be  amended  by adding  thereto a new
Section 7.6, as follows:

     "7.6 Without limiting any existing obligation of R-R to TIMET under the Master Agreement, R-R agrees that it will use its best efforts to support the inclusion of TIMET as a [ * ] in the [ * ] and the [ * ] for the [ * ], including without limitation working to support TIMET with any [ * ] or [ * ] that might be necessary or useful in relation to such [ * ]."

3.   VOLUME COMMITMENT

The version of Section 4.1(a) of the Common Terms that is applicable to R-R and contained in Section 8.1 of the Master Agreement shall be deleted and replaced in its entirety by the following new Section 4.1(a) to be included in Section
8.1 of the Master Agreement:

     "4.1(a) a volume of TIMET Titanium Products comprised of [ * ] not less that the greater of the volume identified in subpart (i) or the volume identified in subpart (ii) below:

               (i) the difference between (A) [ * ] and (B) the [ * ] of [ * ] for such [ * ]; or

               (ii) for all periods  ending on or prior to [ * ]: the difference between (A) [ * ] for [ * ] for such [ * ] and (B) the [ * ] of [ * ] for such [ * ]; for [ * ] through [ * ]: the difference between (A) [ * ] for [ * ] for such [ * ] and
                    (B) the [ * ] of [ * ] for such [ * ]; and for all periods commencing on or after [ * ]: the difference between (A) [ * ] for [ * ] for such [ * ] and (B) the [ * ] of [ * ] for such [ * ]; and"

4.   [ * ] LIMITATIONS

Section 2.10 of the Common Terms shall be deleted in its entirety and replaced with the following new Section 2.10:

     "2.10Excluded Volume" means, for any given [ * ], the aggregate volume ([ *
          ]) of all Titanium Products purchased directly or indirectly by Purchaser for end use in an [ * ] from a titanium producer other than TIMET solely for one of the following reasons: (a) [ * ] was not a [ * ] of the [ * ] (provided [ * ] had previously been given [ * ] and a [
          * ], (b) the [ * ] in such instance  (provided that in the case such [
          * ] of a [ * ] is the result [ * ] has been [ * ], (c) [ * ] did not agree to [ * ] acceptable to Purchaser [ * ] because such [ * ] would have [ * ], or (d) [ * ], provided such [ * ] may not [ * ]."

5.   TERM; TERMINATION

5.1 Section 5.1 of the Common Terms shall be deleted in its entirety and replaced with the following new Section 5.1:

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     "5.1 The Purchase Agreement shall expire on [ * ], if not sooner terminated in accordance with another provision of this Article 5. TIMET shall not be obligated to accept any Purchase Order calling for delivery of a TIMET Titanium Product after such date. The parties agree, however, that during [ * ] they shall meet to discuss the terms on which they might mutually agree to extend this agreement beyond [ * ].

5.2 R-R and TIMET expressly agree and intend that in consideration of their mutual agreement to enter into this Second Amendment, each of them respectively waives any rights, conditions or circumstances that existed or may have existed prior to the execution of this Second Amendment that would have permitted either party to exercise its termination rights under the Master Agreement, whether arising under Sections 5.1, 5.2, or 5.3 of the Master Agreement, Section 5.2 of the Common Terms, or otherwise.

6. RENUMBERING OF CROSS REFERENCES TO AMENDED SECTIONS. To the extent any sections in the Master Agreement are renumbered upon the effectiveness of this Second Amendment, all cross-references to such renumbered sections contained in any part of the Master Agreement shall be deemed to be revised, as appropriate, to refer to the renumbered section.

7. CONTINUING EFFECTIVENESS OF MASTER AGREEMENT. Except as expressly amended by this Second Amendment, the Master Agreement shall remain in full force and effect.

8. COUNTERPARTS. This Second Amendment may be executed in multiple, identical counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

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IN WITNESS  WHEREOF,  this Second  Amendment to Purchase  and Sale  Agreement is executed by an authorized representative of each Party to be effective as of the date first hereinabove set forth.

ROLLS-ROYCE plc


By:______________________________________

Name:____________________________________

Title:___________________________________

Notices to:
Rolls-Royce plc
P.O. Box 31
Derby DE24 8BJ, England
Attn: [ * ]
Purchasing Executive--Castings and Raw Materials
Facsimile No.: [ * ]



TITANIUM METALS CORPORATION


By:______________________________________

Name:____________________________________

Title:___________________________________

Notices to:                               With a copy to:
----------                                --------------
TIMET UK Limited                          Titanium Metals Corporation
P.O. Box 704                              1999 Broadway, Suite 4300
Witton                                    Denver, Colorado 80202
Birmingham B6 7UR                         USA
England                                   Attn:  Vice President, General Counsel
Attn: Director--Sales and Marketing                & Secretary
Facsimile No.: [ * ]                      Facsimile No.: [ * ]

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